UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2008

Industrial Enterprises of America, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-32881 (Commission File Number)	13-3963499 (IRS Employer Identification No.)
651 Holiday Drive, Suite 300, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 928-2056
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01	Other Events.
     At its meeting on October 20, 2008 the Board of Directors of Industrial Enterprises of America, Inc. (the “Company”) approved the formation of a Corporate Governance Committee of the Company’s Board of Directors and adopted a charter for that committee. In addition, Jerome Davis was appointed to serve as chairman of the Corporate Governance Committee. The Corporate Governance Committee Charter is furnished herewith as Exhibit 99.2.

Exhibit No.	Description
99.2	Corporate Governance Committee Charter, dated October 20, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc. (Registrant)
October 20, 2008	By:	/s/ James Margulies
James Margulies
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.2	Corporate Governance Committee Charter, dated October 20, 2008.